VIA EDGAR

Securities and Exchange Commission
100 F Street NE
Washington, D.C. 20549

Re:
WRL Series Life Account, SEC File No. 811-04420 (the “Registrant”)
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Life Insurance Company (the “Company”) on behalf of the Registrant, recently transmitted (or will transmit) to its policyholders the annual/semi-annual reports for the underlying management investment companies listed below (the “Portfolio Companies”). This filing incorporates by reference the reports of the following Portfolio Companies as required by Rule 30b2-1 under the Act:

PORTFOLIO COMPANY	SEC FILE NO.
AB Variable Products Series Fund, Inc.	811-05398
Fidelity Variable Insurance Products Fund	811-03329
Fidelity Variable Insurance Products Fund II	811-05511
Fidelity Variable Insurance Products Fund III	811-07205
Franklin Templeton Variable Insurance Products Trust	811-05583
ProFunds	811-08239
Transamerica Series Trust	811-04419

Some of the options included in the Portfolio Companies’ reports may not be available under every Policy offered by the Registrant.

If you have any questions regarding this filing, please contact me at (720)488-7884.

Sincerely,

/s/Brian G. Stallworth

Brian G. Stallworth Esq.
Transamerica Life Insurance Company